UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On August 7, 2017, Staples, Inc., a Delaware corporation (the “Company”), will provide certain prospective investors with information in connection with financing activities relating to the previously announced proposed acquisition of the Company by funds managed by Sycamore Partners Management, L.P. (collectively, the “Sponsor”) pursuant to the Agreement and Plan of Merger, dated as of June 28, 2017 (the “Merger Agreement”), by and among the Company, Arch Parent Inc., a Delaware corporation (the “Parent”), and Arch Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Sub”), providing for the merger of the Merger Sub with and into the Company (the “Merger”).

In connection with the arrangement of debt financing for the Company’s North American Delivery (“NAD”) business, the Sponsor and, as required by the Merger Agreement, the Company’s management, prepared certain financial and other information related to the NAD business, which will be disclosed to prospective investors.

The information contained herein (including Exhibit 99.1) constitutes only a portion of the information being made available to prospective investors and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. Such information does not represent a comprehensive statement of the financial results for the Company or the NAD business. Such information may vary from, and may not be directly comparable to, the historical financial information of the NAD business, or the Company on a consolidated basis, prior to the Merger and any such differences may be material.  Accordingly, investors and stockholders should not place undue reliance on such financial information.  The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law.  The information contained in this Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The information contained herein includes financial measures of the Company that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”).  The Company’s management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate the Company’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP.  Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than as defined in the attached materials, limiting their usefulness as a comparative tool.  The Company compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures.  The Company further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures.  Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures contained herein.

Information

•                  Exhibit 99.1 hereto contains unaudited pro forma condensed consolidated financial information, including a reconciliation of the pro forma adjustments to the Company’s  historical financial information.

•                  The following table sets forth a reconciliation of NAD’s Pro Forma Net (Loss) Income to NAD’s Pro Forma EBITDA to NAD’s Pro Forma Adjusted EBITDA:

	52 Weeks Ended	13 Weeks Ended		52 Weeks Ended
($ in millions)	January 28, 2017	April 30, 2016	April 29, 2017	April 29, 2017
Pro Forma Net (Loss) Income	$(170)	$(38)	$4	$(128)
Taxes	(115)	(22)	3	(90)
Interest, net	299	95	63	267
Amortization	128	34	33	127
Depreciation	237	59	60	238

	52 Weeks Ended	13 Weeks Ended		52 Weeks Ended
($ in millions)	January 28, 2017	April 30, 2016	April 29, 2017	April 29, 2017
Pro Forma EBITDA	379	128	163	414
Non-recurring items(a)	304	17	—	287
Non-cash items(b)	133	47	10	96
Other(c)	5	(1)	(3)	3
Pro Forma Cost savings initiatives(d)	257	64	44	237
Pro Forma Adjusted EBITDA	1,078	255	214	1,037

(a)   Principally includes (i) merger related costs, (ii) litigation fees, (iii) restructuring charges and (iv) PNI data security incident costs.

(b)   Principally includes (i) stock-based compensation, (ii) asset impairments, (iii) loss on extinguishment of debt and (iv) loss on disposal of assets.

(c)   Principally includes (i) the removal of non-operating income, (ii) public company costs and (iii) acquisition costs.

(d)   Represents estimated cost savings relating to vendor renegotiations, headcount reductions and elimination of wholesaler margins due to expansion of stocked SKUs.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by the Parent.  The Company filed a definitive Proxy Statement with the SEC in connection with the transaction, including a form of proxy card, on August 3, 2017. The definitive Proxy Statement and form of proxy card have been mailed to the Company’s stockholders. This filing does not constitute a solicitation of any vote or approval.  The Proxy Statement contains important information about the Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by the Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, and in the Proxy Statement dated August 3, 2017, each of which is filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the Proxy Statement and other public filings referred to above.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between the Parent and the Company, the Parent’s proposed financing, the expected timetable for completing the transaction and any other statements about the Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 7, 2017	Staples, Inc.

		By:	/s/ Christine T. Komola
Christine T. Komola
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information